UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

The New York Times Company
(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On April 17, 2008, The New York Times Company (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended March 30, 2008. On April 17, 2008, the Company also issued a press release announcing the Company’s revenues for March 2008. Copies of these press releases are furnished as exhibits to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
Exhibit 99.1	The New York Times Company Earnings Press Release dated April 17, 2008

Exhibit 99.2	The New York Times Company March Revenues Press Release dated April 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date:	April 17, 2008	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and
Corporate Governance Officer

Exhibit List

Exhibit Number	Description
Exhibit 99.1	The New York Times Company Earnings Press Release dated April 17, 2008

Exhibit 99.2	The New York Times Company March Revenues Press Release dated April 17, 2008